SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported):  November 23, 1998


                             COLTEC INDUSTRIES INC
               (Exact Name of Registrant as Specified in Charter)






         Pennsylvania	     		     	1-7568					           13-1846375
       (State or Other 			      (Commission			      	   (IRS Employer
       Jurisdiction of          File Number)			       Identification No.)
         Incorporation)

                               3 Coliseum Centre
                             2550 West Tyvola Road
                       Charlotte, North Carolina  28217
              (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000


                                        N/A
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 5.	OTHER EVENTS

On November 23, 1998, The B.F.Goodrich Company ("BFGoodrich") and Coltec Industries Inc ("Coltec") issued a joint press release announcing that BFGoodrich and Coltec have signed a definitive agreement for Coltec to merge with BFGoodrich in a tax-free stock-for-stock transaction. Reference is made to Exhibit 99.1 hereto which is a copy of the press release, Exhibit 2.1 hereto which is a copy of the definitive agreement, and Exhibit 99.2 hereto which are copies of the cross stock option agreements between BFGoodrich and Coltec, each of which is incorporated by reference herein.


ITEM 7.	  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    	(a)  Financial Statements

        		NONE.

    	(b)  Pro Forma Financial Information

        		NONE.

     (c)  Exhibits

        		Exhibit 2.1	  Agreement and Plan of Merger dated as of November 22,
	                       1998 among The B.F.Goodrich Company, Runway
                        Acquisition Corporation and Coltec Industries Inc
                        (incorporated by reference to Exhibit 99.2 to The
                        B.F.Goodrich Company Current Report on Form 8-K dated
                        November 23, 1998 (File No. 1-892)).


         	Exhibit 99.1	 Joint Press Release dated November 23, 1998, titled
                    				"BFGoodrich and Coltec Industries to Merge in $2.2
                        Billion Transaction."


          Exhibit 99.2	 Company Stock Option Agreement dated as of
                        November 22,	1998 between The B.F.Goodrich Company
                        and Coltec	Industries Inc and Parent Stock Option
                        Agreement dated as of November 22, 1998 between The B.F.Goodrich Company and Coltec Industries Inc (incorporated by reference to Exhibit 99.3 to The B.F.Goodrich Company Current Report on Form 8-K
	                       dated November 23, 1998 (File No. 1-892)).

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  						COLTEC INDUSTRIES INC
                                  						(Registrant)


Date:  November 24, 1998               	By: /s/ David D. Harrison
							                                         David D. Harrison
							                                 Executive Vice President and
							                                 Chief Financial Officer

Exhibit  99.1


BF GOODRICH AND COLTEC INDUSTRIES TO MERGE IN $2.2 BILLION TRANSACTION

Merger Expected To Be Accretive To BFGoodrich EPS And Margins In First Year

Company Will Have Approximately $5.5 Billion In Revenues And Important Franchises In Aerospace, Performance Materials and Engineered Industrial Products
____________________

	 Richfield, OH and Charlotte, NC, November 23, 1998 -- The BFGoodrich Company (NYSE: GR) and Coltec Industries (NYSE: COT) announced today a strategic merger that will bring together two strong, profitable companies to create an even stronger company with important franchises in the aerospace, specialty chemicals and engineered industrial products industries.
  Under the terms of a definitive agreement, approved by the Boards of both companies, Coltec shareholders will receive 0.56 shares of BFGoodrich common stock for each Coltec common share. Based on BFGoodrich's closing price of $35.94 on Friday, November 20, the transaction is currently valued at $20.13 per Coltec share, or a total of approximately $2.2 billion, including the assumption of Coltec debt. The transaction will be accounted for as a pooling of interests and will be tax free to Coltec shareholders.
  The transaction is expected to be accretive to BFGoodrich's 1999 earnings and operating margins. The companies expect to achieve minimum annual cost savings of approximately $60 million by 2001, with significant savings beginning in 1999. The transaction is expected to be completed by as early as Spring 1999 and is subject to approval by shareholders of both companies, applicable regulatory authorities, and other customary conditions.
  "This merger significantly enhances BFGoodrich's aerospace business and -- with Coltec's high-margin engineered industrial products business -- we are adding an important third leg that balances our aerospace and performance materials portfolio and enhances our excellent prospects for continued growth, " said David L. Burner, chairman and chief executive officer of BFGoodrich. "In aerospace, the combination will increase our ability to meet customers' increasing demand to partner with suppliers who can offer
more products and more fully integrated systems.   We expect also to achieve
meaningful synergies in serving the primary and aftermarket segments of the industry."

  Burner continued: "The engineered industrial products business adds another platform for continued growth and we are delighted that John W. Guffey Jr.,
Coltec's chairman and chief executive officer, will become a member of our
Board of Directors, an executive vice president of BFGoodrich, and president and chief operating officer of the industrial business."
  Burner added: "Our performance materials businesses enjoy a strong position in the global markets they serve and we remain committed to building these businesses as they continue to make strong contributions to revenues and income."
  Together, the companies have estimated 1998 pro forma revenues of approximately $5.5 billion and a market capitalization of approximately $4.0 billion. Current BFGoodrich shareholders will own approximately two-thirds, and Coltec shareholders one-third, of the combined company.  Headquarters of
The BFGoodrich Company will relocate to Charlotte, North Carolina.
  Burner stated, "The decision to move our corporate headquarters out of
Northeast Ohio was extremely difficult.  Nevertheless, we believe it is the right decision at the right time for our company, our shareholders and our customers."
  John Guffey, Coltec's chairman and chief executive officer said, "This is a great merger and one that we believe is compelling for the shareholders and customers of both companies."  Guffey continued, "Both BFGoodrich and Coltec have excellent track records in rapidly integrating acquired companies, and we both understand what it will take to achieve the promise of this merger.
Together, the companies will have significantly greater balance, resources and financial strength to pursue an aggressive growth strategy and to deliver superior value for our shareholders."
	 In addition to Burner and Guffey, other key operating executives are Marshall
Larsen, who will be president and chief operating officer of the combined
Aerospace segment, and David Price, president and chief operating officer of
Performance Materials.  Both Larsen and Price are also executive vice presidents of  BFGoodrich.  Guffey and two other Coltec directors will join the BFGoodrich Board, increasing its size from 12 to 15 members.
  Morgan Stanley Dean Witter is serving as financial advisor to BFGoodrich and Credit Suisse First Boston is serving as financial advisor to Coltec.
                                 -more-

  Coltec Industries is a leading producer of aerospace and industrial products and is headquartered in Charlotte, NC.
  BFGoodrich provides aircraft systems and services and manufactures performance materials that are sold to customers worldwide and used in thousands of consumer and industrial products.
                                   ***

Part of this announcement contains forward looking statements that involve risks and uncertainties, and actual results could differ materially from those projected in the forward-looking statements. The risks and uncertainties are detailed from time to time in The BFGoodrich Company and Coltec Industries reports filed with the Securities and Exchange Commission, including but not limited to both companies' 1997 Annual Reports on Form 10-K.


Contacts:
For BFGoodrich					                      For Coltec Industries
Media, Rob Jewell, (330) 659-7999 			    David Harrison, (704) 423-7010
  Or							                              Kevin Ramundo, (704) 423-7024
Investors, John Bingle (330) 659-7788		  Or
                                         Sard Verbinnen & Co.
							                                  Paul Verbinnen/David Reno/Debra Miller
                                    						(212) 687-8080

NOTE TO EDITORS: 	B-roll footage from both companies will be fed via
satellite at the following times and coordinates:

DAY/TIME:	Monday, November 23, 1998, 8:00am - 8:15am  (EST)
COORDINATES: 	Galaxy 6, C-Band Transponder 11, Audio 6.2 & 6.8

DAY/TIME:	Monday, November 23, 1998, 2:00pm - 2:15pm  (EST)
COORDINATES: 	Galaxy 6, C-Band Transponder 5, Audio 6.2 & 6.8